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
DIRECTORS                                   OFFICERS
Barton M. Biggs                             James W. Grisham
CHAIRMAN OF THE BOARD                       VICE PRESIDENT
  Chairman and Director, Morgan Stanley     Michael F. Klein
  Asset Management Inc. and Morgan Stanley  VICE PRESIDENT
  Asset Management Limited; Managing        Harold J. Schaaff,
  Director, Morgan Stanley & Co.            Jr.
  Incorporated; Director, Morgan Stanley    VICE PRESIDENT
  Group Inc.                                Joseph P. Stadler
Warren J. Olsen                             VICE PRESIDENT
DIRECTOR AND PRESIDENT                      Valerie Y. Lewis
  Principal, Morgan Stanley Asset           SECRETARY
  Management Inc. and Morgan Stanley & Co.  Karl O. Hartmann
  Incorporated                              ASSISTANT SECRETARY
John D. Barrett II                          James R. Rooney
Chairman and Director,                      TREASURER
Barrett Associates, Inc.                    Joanna M. Haigney
Gerard E. Jones                             ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave LLP

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             FIXED INCOME PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997

LETTER TO SHAREHOLDERS
-------

The Fixed Income Portfolio invests primarily in a diversified portfolio of U.S. Government securities, corporate bonds (including competitively priced Eurodollar bonds), mortgage-backed securities and other fixed income securities. Targeted rates of return for the Portfolio are based on current and projected market and economic conditions and on a conservative investment management approach.

For the three months ended March 31, 1997, the Portfolio had a total return of -0.48% for the Class A shares and -0.43% for the Class B shares as compared to a total return of -0.56% for the Lehman Aggregate Bond Index. The average annual total return for the one year and five year periods ended March 31, 1997 and for the period from inception on May 15, 1991 through March 31, 1997 was 5.79%, 7.38% and 7.90%, respectively, for the Class A shares as

PERFORMANCE COMPARED TO THE LEHMAN AGGREGATE BOND INDEX(1)
----------------------------------------------------

                                             TOTAL RETURNS(2)
                           ----------------------------------------------------
                                                       AVERAGE       AVERAGE
                                                       ANNUAL        ANNUAL
                                           ONE          FIVE          SINCE
                              YTD         YEAR          YEARS       INCEPTION
                           ---------  -------------  -----------  -------------
PORTFOLIO--CLASS A.......      -0.48%        5.79%         7.38%         7.90%
PORTFOLIO--CLASS B(3)....      -0.43         5.68            NA          3.13
INDEX....................      -0.56         4.91          7.07          7.85

1. The Lehman Aggregate Bond Index is an unmanaged index made up of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

compared to 4.91%, 7.07% and 7.85%, respectively, for the Index. As of March 31, 1997, the Portfolio had an SEC 30-day yield of 6.56% for the Class A shares and 6.39% for the Class B shares.

The fixed income markets began 1997 on a weak note, producing negative total returns over the first quarter. With bond yields rising roughly 50 basis points over the quarter, the Lehman Aggregate Bond Index returned -0.56% and the Lehman Government/Corporate Index returned -0.86% for the quarter.

While not a pattern when viewed over larger periods of history, negative returns in the first quarter of the year have been quite common recently, occurring in three of the past four years and four of the past six years.

The bond market's performance over the first quarter can be divided into two distinct periods. In the first part of the quarter, interest rates fluctuated within a relatively narrow range as the market focused on the same growth versus inflation issues that it had in 1996. While economic growth appeared to be solid, there were virtually no signs of current inflation. Debate thus focused on whether the classical view that full resource utilization in a rapidly growing economy would eventually lead to inflation was still valid or whether fundamental changes had taken place in the economy such that higher growth levels could be achieved without raising inflationary pressures.

The pivotal event in reshaping this debate was Federal Reserve Chairman Greenspan's Humphrey Hawkins testimony before Congress in late February. The Fed Chairman made clear that the Federal Reserve would act preemptively in tightening monetary policy if it perceived the risk of inflationary imbalances developing in the economy, even if current inflation measures were favorable. Given current levels of economic growth and resource utilization, the perception of such risk was increasingly present and interest rates, which had been roughly at the same level at which they started the quarter, began to rise sharply.

The rise in interest rates was further supported by a series of strong economic reports. Indicators of consumer demand such as retail sales and housing activity were particularly strong. In response to the strength in the economy and the concerns Chairman Greenspan had previously expressed, the Fed raised interest rates at its scheduled meeting in late March. Overall, rates rose roughly 50 basis points over the quarter, with the yield curve flattening moderately in the process. Market participants will now focus on whether the Fed tightening was a one-time event that will prove sufficient in moderating the economy or merely the first in a series of tightening moves. While the strength of the economy will ultimately determine the outcome, history would support the latter view.

From a sector standpoint, despite some widening in spreads in March, the non-Treasury sectors produced another quarter of relatively strong performance as yield spreads tightened sharply in January and February. Strong investor demand for yield spread product, which had been evident throughout 1996, continued into early 1997. Solid broad-based credit fundamentals supported the corporate bond sector while declining market volatility contributed to the richening of mortgage-backed securities. While these fundamentals remained in place in March, spreads began to widen as concern with Fed tightening increased investor focus on duration decisions and reduced investor focus on the spread sectors. In addition, because the Fed tightening in 1994 was temporarily associated with wider spreads in a number of sectors, investors have become somewhat more cautious about increasing their exposure to spread sectors at present.

After strongly outperforming the U.S. bond market in 1996, foreign bond markets turned in a more mixed performance relative to the U.S. market in the first quarter. While most major foreign bond markets continued to outperform the U.S. on a currency hedged basis (for example, ten-year German bond yields rose only marginally on the quarter), there were several exceptions. Moreover, Japan was the only country in which yields actually fell on the quarter.

FIRST QUARTER STRATEGY REVIEW

Our strategy emphasis during the first quarter remained one of identifying attractive sector and security specific opportunities. Having added to our corporate holdings in the fourth quarter of 1996, we maintained this overweighting during the first quarter of 1997. Within the corporate sector, we continued to find bank capital securities attractively valued relative to other segments of the market. We also maintained an overweighting in mortgage-backed securities. Our emphasis in this sector has been on segments of the market with more favorable convexity characteristics such as discount and seasoned mortgage-backed securities. In terms of interest rate risk, our durations were slightly short of benchmark to start the quarter, but we viewed a neutral position to be more appropriate as the quarter progressed. At quarter-end, our durations were roughly equal to our benchmark. Finally, we maintained a weighting in hedged foreign bonds with a position in German Government notes.

SECOND QUARTER OUTLOOK

We begin the second quarter basically neutral in duration to our benchmark. While the interest rate trend continues to be one of rising rates, market valuation in terms of real interest rates is too attractive to justify a short duration position. We are not prepared to extend duration, however, until there is a change in market trend. Sector opportunities thus continue to be our primary focus. Our sector positions are little changed from earlier in the first quarter. While we are not complacent, given the recent spread widening, history suggests that the corporate sector only underperforms significantly during periods of recession, a scenario that is not likely over the next six months. We therefore view the recent weakness in spreads as potentially presenting some opportunities to add attractive securities at favorable market levels. Finally, we expect to continue our use of hedged foreign bonds at current valuation levels.

Warren Ackerman, III
PORTFOLIO MANAGER

April 1997

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1997

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
FIXED INCOME SECURITIES (89.8%)
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (51.2%)
    U.S. TREASURY BOND (2.5%)
$         3,000    8.125%, 8/15/19                      $   3,292
                                                        ---------
    U.S. TREASURY NOTES (13.2%)
         10,000    6.25%, 5/31/00                           9,887
          7,500    7.25%, 8/15/04                           7,649
                                                        ---------
                                                           17,536
                                                        ---------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (0.0%)
             10    13.00%, 9/01/10                             11
                                                        ---------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (24.1%)
          4,545    6.00%, 9/01/10                           4,293
          5,478    6.00%, 2/01/11                           5,174
          3,722    7.00%, 3/01/11                           3,664
          3,810    6.00%, 5/01/11                           3,598
          7,000    6.50%, 4/01/12                           6,731
          9,065    6.50%, 4/01/24                           8,514
                                                        ---------
                                                           31,974
                                                        ---------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (11.4%)
          7,483    6.00%, 2/15/24                           6,757
          8,698    7.00%, 5/15/24                           8,337
                                                        ---------
                                                           15,094
                                                        ---------
  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS             67,907
                                                        ---------
  FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS (9.4%)
    BONDS (9.4%)
     DEM 11,000    Deutschland Republic, Series 1996,
                    6.00%, 2/16/06                          6,650
$         6,000    Republic of Poland, 'Euro',
                    (Floating Rate), 6.50%, 10/27/24        5,865
                                                        ---------
  TOTAL FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS
                                                           12,515
                                                        ---------
  CORPORATE BONDS AND NOTES (23.8%)
    BROADCAST-RADIO & TELEVISION (1.7%)
          2,500    News America Holdings 7.75%,
                    12/01/45                                2,242
                                                        ---------
    FINANCE (21.3%)
          2,000    Bankers Trust Capital, Series A,
                    7.90%, 1/15/27                          1,882
          2,000    First Chicago 7.75%, 12/01/26            1,862

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
$         3,500    Ford Motor Credit Co. 6.25%,
                    11/08/00                            $   3,415
          5,000    General Motors Acceptance Corp.
                    7.375%, 6/22/00                         5,055
          3,000    Goldman Sachs Group 6.25%, 2/01/03       2,850
          2,000    Home Ownership Funding, Series 2,
                    1/01/01                                 1,927
          3,000    Lehman Brothers Holdings, Inc.
                    7.25%, 4/15/03                          2,940
          2,000    Liberty Mutual 7.875%, 10/15/26          1,904
          2,500    Lumbermens Mutual Casualty Co.,
                    Series AI, 9.15%, 7/01/26               2,608
          1,500    Travelers Capital, Series III,
                    7.625%, 12/01/36                        1,415
          2,500    USF&G Capital Corp., Series 1,
                    8.50%, 12/15/45                         2,467
                                                        ---------
                                                           28,325
                                                        ---------
    MATERIALS (0.8%)
          1,000    Reliance Industries Ltd. 10.25%,
                    1/15/69                                 1,007
                                                        ---------
  TOTAL CORPORATE BONDS AND NOTES                          31,574
                                                        ---------
  ASSET BACKED SECURITIES (5.4%)
             11    Federal National Mortgage
                    Association, 92-59F, REMIC,
                    (Floating Rate), 6.056%, 8/25/06           11
          3,070    Resolution Trust Corp., Series
                    1991-M5, Class A, 9.00%, 3/25/17        3,086
          4,000    Standard Credit Card Trust 6.75%,
                    6/07/00                                 4,015
                                                        ---------
  TOTAL ASSET BACKED SECURITIES                             7,112
                                                        ---------
TOTAL FIXED INCOME SECURITIES (Cost $120,239)             119,108
                                                        ---------
SHORT-TERM INVESTMENT (14.0%)
  REPURCHASE AGREEMENT (14.0%)
         18,640    Chase Securities, Inc. 6.00%,
                    dated 3/31/97, due 4/01/97, to be
                    repurchased at $18,643,
                    collateralized by U.S. Treasury
                    Notes, 6.125%, due 8/31/98,
                    valued at $19,032 (Cost $18,640)       18,640
                                                        ---------

                                                          VALUE
                                                          (000)
                                                        ---------
TOTAL INVESTMENTS (103.8%) (Cost $138,879)              $ 137,748
                                                        ---------
OTHER ASSETS AND LIABILITIES (-3.8%)
  Other Assets                                              8,799
  Liabilities                                             (13,861)
                                                        ---------
                                                           (5,062)
                                                        ---------
NET ASSETS (100%)                                       $ 132,686
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                               $131,229
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 12,597,307 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)             $10.42
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $1,457
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 139,718 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                   $10.43
                                                        ---------
                                                        ---------

----------------------------------
DEM -- Deutsche Mark
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on March 31, 1997.
REMIC -- Real Estate Mortgage Investment Conduit